Exhibit 99.1

FOR IMMEDIATE RELEASE
November 2, 2016

Novanta Announces Financial Results
for the Third Quarter of 2016

•	Third Quarter 2016 GAAP Revenue of $97.8 million
•	Third Quarter 2016 GAAP Net Income of $7.5 million
•	Third Quarter 2016 GAAP Earnings Per Share of $0.21
•	Third Quarter 2016 Adjusted Earnings Per Share of $0.29
•	Third Quarter 2016 Adjusted EBITDA of $17.8 million

Bedford, MA -- Novanta Inc. (NASDAQ: NOVT) (the “Company”, “we”, “our”, “Novanta”), a global leader and supplier of photonics, precision motion, and vision technologies to original equipment manufacturers in the medical and advanced industrial markets, today reported financial results for the third quarter of 2016.

Financial Highlights	Three Months Ended
(In millions, except per share amounts)	September 30,	October 2,
	2016	2015
GAAP
Revenue	$ 97.8	$ 92.3
Operating income from continuing operations	$ 11.0	$ 9.0
Consolidated net income	$ 7.5	$ 6.6
Diluted EPS from continuing operations	$ 0.21	$ 0.19
Non-GAAP*
Adjusted Revenue	$ 97.8	$ 92.3
Adjusted operating income from continuing operations	$ 14.7	$ 13.4
Adjusted EPS	$ 0.29	$ 0.24
Adjusted EBITDA	$ 17.8	$ 16.1

*Reconciliations of GAAP to non-GAAP financial measures, as well as definitions for the non-GAAP financial measures in this press release and the reasons for their use, are presented below.

Third Quarter of 2016

“We delivered strong operating results in the third quarter. Our business delivered 6% reported revenue growth and more than 4% organic revenue growth in the quarter. Our new brand and focus around mission critical enabling solutions to Original Equipment Manufacturers in medical and advanced industrial markets continues to resonate with our customers and employees, driving sustained progress on customer design win activities. In addition, we delivered strong Adjusted EBITDA, up 11% versus the third quarter of last year,” said Matthijs Glastra, Chief Executive Officer.

During the third quarter of 2016, Novanta generated GAAP revenue of $97.8 million, an increase of 6.0% from $92.3 million in the third quarter of 2015.

In the third quarter of 2016, GAAP operating income from continuing operations was $11.0 million, compared to $9.0 million in the third quarter of 2015.  Adjusted operating income from continuing operations was $14.7 million in the third quarter of 2016, compared to $13.4 million in the third quarter of 2015.

GAAP Diluted EPS from continuing operations was $0.21 in the third quarter of 2016, compared to $0.19 in the third quarter of 2015.  Adjusted EPS was $0.29 in the third quarter of 2016, compared to $0.24 in the third quarter of 2015.  The Company ended the third quarter of 2016 with 34.9 million weighted average diluted common shares outstanding.  GAAP consolidated net income was $7.5 million in the third quarter of 2016, compared to $6.6 million in the third quarter of 2015.  Adjusted EBITDA was $17.8 million in the third quarter of 2016, compared to $16.1 million in the third quarter of 2015.

As of September 30, 2016, cash and cash equivalents were $64.7 million. The Company completed the third quarter of 2016 with approximately $79.6 million of total debt, and $18.4 million of Net Debt, as defined in the non-GAAP reconciliation below.  Operating cash flow from continuing operations for the third quarter of 2016 was $10.9 million and $34.7 million for the first nine months of 2016.

Financial Outlook

For the full year of 2016, the Company expects GAAP revenue of approximately $384 million to $386 million and Adjusted EBITDA of approximately $66 million to $68 million. Additionally, the Company expects Adjusted EPS to be in the range of $1.00 to $1.03.  This compares to Adjusted EPS of $0.93 in for the full year 2015.

“Overall, we expect to complete the year with a strong fourth quarter in both revenue growth and profit performance and to deliver mid-single digit revenue growth for the year despite the more challenging economic environment in the first half of the year. Our investments in both our commercial and operations organizations are showing great traction, while our acquisition pipeline is looking strong,” said Robert Buckley, Chief Financial Officer.

Novanta provides earnings guidance on a non-GAAP basis and does not provide earnings guidance on a GAAP basis.  A reconciliation of the Company’s forward-looking adjusted EBITDA and adjusted diluted earnings per share guidance to the most directly comparable GAAP financial measures is not provided because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for significant discrete income tax expenses (benefits); divestiture related expenses; acquisition-related expenses; gains and losses from sale of real estate assets; costs related to product line closures; future changes in the fair value of contingent considerations; intangible asset impairment charges and related asset write-offs; future restructuring expenses; foreign exchange gains / (losses) on proceeds from divestitures; benefits or expenses associated with the completion of tax audits; and other charges reflected in our reconciliation of historical non-GAAP financial measures, the amounts of which, based on past experience, could be material. For additional information regarding Novanta’s non-GAAP financial measures, see “Use of Non-GAAP Financial Measures” below.

Conference Call Information

The Company will host a conference call on Wednesday, November 2, 2016 at 5:00 p.m. ET to discuss these results. Matthijs Glastra, Chief Executive Officer, and Robert Buckley, Chief Financial Officer, will host the conference call.

To access the call, please dial (877) 482-5124 prior to the scheduled conference call time.  The conference ID number is 19314321.

A playback of this conference call will be available beginning 8:00 p.m. ET, Wednesday, November 2, 2016. The playback phone number is (855) 859-2056 or (404) 537-3406 and the code number is 19314321. The playback will remain available until 11:00 p.m. ET, Wednesday, November 23, 2016.

A replay of the audio webcast will be available approximately three hours after the conclusion of the call on the Investor Relations section of the Company’s website at www.novanta.com.

Use of Non-GAAP Financial Measures

The non-GAAP financial measures used in this press release are Organic Revenue Growth, Adjusted Revenue, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income from Continuing Operations, Adjusted Operating Margin, Adjusted Income from Continuing Operations before Income Taxes, Non-GAAP Income Tax Provision (Benefit) and Effective Tax Rate, Adjusted Income from Continuing Operations, net of tax, Adjusted Diluted EPS from Continuing Operations, Adjusted EBITDA, Adjusted EBITDA Margin, and Net Debt.

The Company believes that the non-GAAP financial measures provide useful and supplementary information to investors regarding the Company’s operating performance. It is management’s belief that these non-GAAP financial measures would be particularly useful to investors because of the significant changes that have occurred outside of the Company’s day-to-day business in accordance with the execution of the Company’s strategy. This strategy includes streamlining the Company’s existing operations through site and functional consolidations, strategic divestitures and product line closures, expanding the Company’s business through significant internal investments, and broadening the Company’s product and service offerings through acquisition of innovative and complementary technologies and solutions.  The financial impact of certain elements of these activities, particularly acquisitions, divestitures, and site and functional restructurings, is often large relative to the Company’s overall financial performance and can adversely affect the comparability of its operating results and investors’ ability to analyze the business from period to period.

The Company’s Adjusted EBITDA is used by management to evaluate operating performance, communicate financial results to the Board of Directors, benchmark results against historical performance and the performance of peers, and evaluate investment opportunities including acquisitions and divestitures. In addition, Adjusted EBITDA is used to determine bonus payments for senior management and employees.  The Company also uses non-GAAP EPS as a measurement for performance shares issued to certain executives. Accordingly, the Company believes that these non-GAAP measures provide greater transparency and insight into management’s method of analysis.

Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP.  They are limited in value because they exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

Safe Harbor and Forward-Looking Information

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding progress on customer design wins; sustainable growth; our strong capital position enabling us to pursue our acquisition strategy; our strong acquisition pipeline; anticipated financial performance, including profit and revenue growth; impact of our investment in commercial and operations organizations;  market conditions; third quarter operating results giving us further confidence that we are well positioned to deliver on our full year commitments and furthering our strategic objectives; and other statements that are not historical facts.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: economic and political conditions and the effects of these conditions on our customers’ businesses and level of business activity; our significant dependence upon our customers’ capital expenditures, which are subject to cyclical market fluctuations; our dependence upon our ability to respond to fluctuations in product demand; our ability to continually innovate and successfully commercialize our innovations; failure to introduce new products in a timely manner; customer order timing and other similar factors beyond our control; disruptions or breaches in security of our information technology systems; changes in interest rates, credit ratings or foreign currency exchange rates; risk associated with our operations in foreign countries; our failure to comply with local import and export regulations in the jurisdictions in which we operate; negative effect on global economic conditions, financial markets and our business as a result of the potential United Kingdom’s withdrawal from the European Union; our reliance on third party distribution channels; violations of our intellectual property rights and our ability to protect our intellectual property against infringement by third parties; risk of losing our competitive advantage; our failure to successfully integrate recent and future acquisitions into our businesses; our ability to make divestitures that provide business benefits; our ability to attract and retain key personnel; our restructuring and realignment activities and disruptions to our operations as a result of consolidation of our operations; product defects or problems integrating our products with other vendors’ products; disruptions in the supply of certain key components or other goods from our suppliers; production difficulties and product delivery delays or disruptions; our compliance, or our failure to comply, with various federal, state and foreign regulations; changes in governmental regulation of our businesses or products; effects of conflict minerals regulations; our failure to comply with environmental regulations; our failure to implement new information technology systems and software successfully; our failure to realize the full value of our intangible assets; our exposure to the credit risk of some of our customers and in weakened markets; changes in tax laws, and fluctuations in our effective tax rates; being subject to U.S. federal income taxation even though we are a non-U.S. corporation; any need for additional capital to adequately respond to business challenges or opportunities and repay or refinance our existing indebtedness, which may not be available on acceptable terms or at all; volatility in the market price for our common shares; our ability to access cash and other assets of our subsidiaries; the influence over our business of certain significant shareholders; provisions of our articles of incorporation may delay or prevent a change in control; our significant existing indebtedness may limit our ability to engage in certain activities; and our failure to maintain appropriate internal controls in the future.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, our subsequent filings with the Securities and Exchange Commission (“SEC”), and in our future filings with the SEC. Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

About Novanta

Novanta is a leading global supplier of core technology solutions that give advanced industrial and healthcare OEMs a competitive advantage. We combine deep expertise at the intersection of photonics and motion with a proven ability to solve complex technical challenges. This enables Novanta to engineer core components and sub-systems that deliver extreme precision and performance, tailored to our customers' demanding applications. We deliver highly engineered photonics, vision and precision motion solutions to customers around the world. The driving force behind our growth is the team of innovative professionals who share a commitment to innovation and customer success. Novanta's common shares are quoted on NASDAQ under the ticker symbol "NOVT".

More information about Novanta is available on the Company’s website at www.novanta.com.  For additional information, please contact Novanta Inc. Investor Relations at (781) 266-5137 or InvestorRelations@Novanta.com.

Novanta Inc.

Investor Relations Contact:

Robert J. Buckley

(781) 266-5137

NOVANTA INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of U.S. dollars or shares, except per share amounts)

(Unaudited)

	Three Months Ended
	September 30,	October 2,
	2016	2015
Revenue	$97,829	$92,271
Cost of revenue	56,617	52,361
Gross profit	41,212	39,910
Operating expenses:
Research and development and engineering	7,961	7,693
Selling, general and administrative	20,972	19,979
Amortization of purchased intangible assets	2,066	1,852
Restructuring, acquisition and divestiture related costs (gain)	(835)	1,379
Total operating expenses	30,164	30,903
Operating income from continuing operations	11,048	9,007
Interest income (expense), net	(1,081)	(1,248)
Foreign exchange transaction gains (losses), net	188	383
Other income (expense), net	686	878
Income from continuing operations before income taxes	10,841	9,020
Income tax provision	3,371	2,452
Income from continuing operations	7,470	6,568
Loss from discontinued operations, net of tax	—	—
Consolidated net income	$7,470	$6,568

Earnings per common share from continuing operations:
Basic	$0.22	$0.19
Diluted	$0.21	$0.19
Loss per common share from discontinued operations:
Basic	$—	$—
Diluted	$—	$—
Earnings per common share:
Basic	$0.22	$0.19
Diluted	$0.21	$0.19

Weighted average common shares outstanding—basic	34,677	34,599
Weighted average common shares outstanding—diluted	34,928	35,055

NOVANTA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. dollars)

(Unaudited)

	September 30,	December 31,
	2016	2015
ASSETS
Current Assets
Cash and cash equivalents	$64,739	$59,959
Accounts receivable, net	61,787	57,188
Inventories	59,614	59,566
Other current assets	10,126	8,499
Total current assets	196,266	185,212
Property, plant and equipment, net	34,911	40,550
Intangible assets, net	60,871	66,269
Goodwill	108,337	103,456
Other assets	16,352	20,558
Total assets	$416,737	$416,045
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long-term debt	$7,365	$7,385
Accounts payable	28,179	24,401
Accrued expenses and other current liabilities	31,348	25,167
Total current liabilities	66,892	56,953
Long-term debt	72,267	88,426
Other long-term liabilities	20,378	25,965
Total liabilities	159,537	171,344
Stockholders’ Equity:
Total stockholders’ equity	257,200	244,701
Total liabilities and stockholders’ equity	$416,737	$416,045

NOVANTA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended
	September 30,	October 2,
	2016	2015
Cash flows from operating activities:
Consolidated net income	$7,470	$6,568
Less: Loss from discontinued operations, net of tax	—	—
Income from continuing operations	7,470	6,568
Adjustments to reconcile income from continuing operations to net cash provided by operating activities of continuing operations:
Depreciation and amortization	5,164	4,703
Share-based compensation	988	961
Deferred income taxes	590	3,610
Earnings from equity investment	(690)	(886)
Gain on sale of fixed assets	(1,638)	(6)
Other	704	1,086
Changes in assets and liabilities which (used)/provided cash, excluding effects from businesses purchased or classified as discontinued operations:
Accounts receivable	(4,270)	(1,753)
Inventories	137	(1,511)
Other operating assets and liabilities	2,461	(1,864)
Net cash provided by operating activities of continuing operations	10,916	10,908
Net cash used in operating activities of discontinued operations	—	—
Net cash provided by operating activities	10,916	10,908
Cash flows from investing activities:
Purchases of property, plant and equipment	(1,718)	(1,978)
Proceeds from the sale of property, plant and equipment	3,406	7
Working capital settlement for sale of business	—	(1,053)
Net cash provided by (used in) investing activities of continuing operations	1,688	(3,024)
Net cash provided by investing activities of discontinued operations	—	—
Net cash provided by (used in) investing activities	1,688	(3,024)
Cash flows from financing activities:
Repayments of long-term debt and revolving credit facility	(6,875)	(6,875)
Payments for debt issuance costs	(509)	—
Purchase of common stock	(285)	(997)
Other financing activities	(524)	(210)
Net cash used in financing activities of continuing operations	(8,193)	(8,082)
Net cash used in financing activities of discontinued operations	—	—
Net cash used in financing activities	(8,193)	(8,082)
Effect of exchange rates on cash and cash equivalents	(169)	(764)
Increase (decrease) in cash and cash equivalents	4,242	(962)
Cash and cash equivalents, beginning of period	60,497	81,051
Cash and cash equivalents, end of period	$64,739	$80,089

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands of U.S. dollars)

(Unaudited)

Adjusted Revenue by Segment (Non-GAAP):

	Three Months Ended
	September 30,	October 2,
	2016	2015
Photonics
Revenue (GAAP)	$43,425	$41,330
JK Lasers divestiture	—	—
Acquisition fair value adjustments	—	—
Adjusted Revenue (Non-GAAP)	$43,425	$41,330

Vision
Revenue (GAAP)	$31,601	$30,992
Acquisition fair value adjustments	—	33
Adjusted Revenue (Non-GAAP)	$31,601	$31,025

Precision Motion
Revenue (GAAP)	$22,803	$19,949
Acquisition fair value adjustments	—	—
Adjusted Revenue (Non-GAAP)	$22,803	$19,949

Novanta Inc.
Revenue (GAAP)	$97,829	$92,271
JK Lasers divestiture	—	—
Acquisition fair value adjustments	—	33
Adjusted Revenue (Non-GAAP)	$97,829	$92,304

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands of U.S. dollars)

(Unaudited)

Adjusted Gross Profit and Adjusted Gross Profit Margin by Segment (Non-GAAP):

	Three Months Ended
	September 30,	October 2,
	2016	2015
Photonics
Gross Profit (GAAP)	$18,603	$18,851
Gross Profit Margin (GAAP)	42.8%	45.6%
JK Lasers divestiture	—	—
Amortization of intangible assets	384	516
Acquisition fair value adjustments	—	—
Adjusted Gross Profit (Non-GAAP)	$18,987	$19,367
Adjusted Gross Profit Margin (Non-GAAP)	43.7%	46.9%

Vision
Gross Profit (GAAP)	$12,343	$12,152
Gross Profit Margin (GAAP)	39.1%	39.2%
Amortization of intangible assets	509	547
Acquisition fair value adjustments	130	33
Adjusted Gross Profit (Non-GAAP)	$12,982	$12,732
Adjusted Gross Profit Margin (Non-GAAP)	41.1%	41.0%

Precision Motion
Gross Profit (GAAP)	$10,592	$9,233
Gross Profit Margin (GAAP)	46.5%	46.3%
Amortization of intangible assets	101	111
Acquisition fair value adjustments	—	—
Adjusted Gross Profit (Non-GAAP)	$10,693	$9,344
Adjusted Gross Profit Margin (Non-GAAP)	46.9%	46.8%

Unallocated Corporate and Shared Services
Gross Profit (GAAP)	$(326)	$(326)
Amortization of intangible assets	—	—
Acquisition fair value adjustments	—	—
Adjusted Gross Profit (Non-GAAP)	$(326)	$(326)

Novanta Inc.
Gross Profit (GAAP)	$41,212	$39,910
Gross Profit Margin (GAAP)	42.1%	43.3%
JK Lasers divestiture	—	—
Amortization of intangible assets	994	1,174
Acquisition fair value adjustments	130	33
Adjusted Gross Profit (Non-GAAP)	$42,336	$41,117
Adjusted Gross Profit Margin (Non-GAAP)	43.3%	44.5%

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands of U.S. dollars)

(Unaudited)

Adjusted Operating Income from Continuing Operations and Adjusted EPS (Non-GAAP):

	Three Months Ended September 30, 2016
	Operating Income from Continuing Operations	Operating Margin	Income from Continuing Operations before Income Taxes	Income Tax Provision (Benefit)	Effective Tax Rate	Income from Continuing Operations, Net of Tax	Diluted EPS from Continuing Operations
GAAP results	$11,048	11.3%	$10,841	$3,371	31.1%	$7,470	$0.21
Non-GAAP Adjustments:
Amortization of intangible assets	3,060	3.1%	3,060	—
Restructuring, divestiture and other costs (gain)	(1,621)	(1.6)%	(1,621)	—
Acquisition related costs	786	0.8%	786	—
CEO transition costs	1,281	1.3%	1,281	—
Acquisition fair value adjustments	130	0.1%	130	—
Tax effect of non-GAAP adjustments	—	—	—	986
Non-GAAP tax adjustments	—	—	—	29
Total non-GAAP adjustments	3,636	3.7%	3,636	1,015		2,621	0.08

Adjusted results (Non-GAAP)	$14,684	15.0%	$14,477	$4,386	30.3%	$10,091	$0.29

Weighted average shares outstanding - Diluted							34,928

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands of U.S. dollars)

(Unaudited)

Adjusted Operating Income from Continuing Operations and Adjusted EPS (Non-GAAP):

	Three Months Ended October 2, 2015
	Operating Income from Continuing Operations	Operating Margin	Income from Continuing Operations before Income Taxes	Income Tax Provision (Benefit)	Effective Tax Rate	Income from Continuing Operations, Net of Tax	Diluted EPS from Continuing Operations
GAAP results	$9,007	9.8%	$9,020	$2,452	27.2%	$6,568	$0.19
Non-GAAP Adjustments:
Amortization of intangible assets	3,027	3.3%	3,027	—
Restructuring, divestiture and other costs	1,097	1.2%	1,097	—
Acquisition related costs	282	0.3%	282	—
Acquisition fair value adjustments	33	0.0%	33	—
Gain on JK Lasers sale	—	—	5	—
Unrealized foreign currency loss on JK Lasers sale	—	—	(377)	—
Tax effect of non-GAAP adjustments	—	—	—	2,179
Non-GAAP tax adjustments	—	—	—	(61)
Total non-GAAP adjustments	4,439	4.8%	4,067	2,118		1,949	0.05

Adjusted results (Non-GAAP)	$13,446	14.6%	$13,087	$4,570	34.9%	$8,517	$0.24

Weighted average shares outstanding - Diluted							35,055

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands of U.S. dollars)

(Unaudited)

Adjusted Operating Income from Continuing Operations and Adjusted EPS (Non-GAAP):

	Twelve Months Ended December 31, 2015
	Operating Income from Continuing Operations	Operating Margin	Income from Continuing Operations before Income Taxes	Income Tax Provision (Benefit)	Effective Tax Rate	Income from Continuing Operations, Net of Tax	Diluted EPS from Continuing Operations
GAAP results	$28,933	7.7%	$46,022	$10,394	22.6%	$35,628	$1.02
Non-GAAP Adjustments:
Amortization of intangible assets	12,323	3.3%	12,323	—
Restructuring, divestiture and other costs	6,970	1.9%	6,970	—
Acquisition related costs	1,303	0.4%	1,303	—
Acquisition fair value adjustments	358	0.1%	358	—
Gain on JK Lasers sale	—	—	(19,629)	—
Unrealized foreign currency loss on JK Lasers sales proceeds			1,350	—
Tax effect of non-GAAP adjustments	—	—	—	4,636
Non-GAAP tax adjustments	—	—	—	1,171
Total non-GAAP adjustments	20,954	5.7%	2,675	5,807		(3,132)	(0.09)

Adjusted results (Non-GAAP)	$49,887	13.4%	$48,697	$16,201	33.3%	$32,496	$0.93

Weighted average shares outstanding - Diluted							34,827

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands of U.S. dollars)

(Unaudited)

Adjusted EBITDA (Non-GAAP):

	Three Months Ended
	September 30,	October 2,
	2016	2015
Consolidated net income (GAAP)	$7,470	$6,568
Net income margin	7.6%	7.1%
Interest (income) expense, net	1,081	1,248
Income tax provision	3,371	2,452
Depreciation and amortization	5,164	4,703
Share-based compensation	988	961
Restructuring, acquisition, divestiture and other costs	(835)	1,379
CEO transition costs	1,281	—
Acquisition fair value adjustments	130	33
Other, net	(874)	(1,261)
Adjusted EBITDA (Non-GAAP)	$17,776	$16,083
Adjusted EBITDA margin (Non-GAAP)	18.2%	17.4%

Net Debt (Non-GAAP):

	September 30, 2016	December 31, 2015
Total Debt (GAAP)	$79,632	$95,811
Plus: Deferred financing costs	3,493	1,689
Gross Debt	83,125	97,500
Less: Cash and cash equivalents	(64,739)	(59,959)
Net Debt (Non-GAAP)	$18,386	$37,541

Organic Revenue Growth (Non-GAAP):

Three Months Ended
September 30, 2016 Compared to Three Months Ended October 2, 2015
Reported growth (GAAP)	6.0%
Less: Change attributable to acquisitions and divestitures	2.2%
Plus: Change due to foreign currency	0.6%
Organic growth (Non-GAAP)	4.4%

Non-GAAP Measures

Adjusted Revenue

Adjusted Revenue excludes the JK Lasers business to show only the results of ongoing operations of the Company. As the JK Lasers business was sold in April 2015, we excluded JK Lasers revenue from Adjusted Revenue because divestiture activities can vary between reporting periods and between us and our peers, which we believe make comparisons of long-term performance trends difficult for management and investors, and could result in overstating or understating to our investors the performance of our operations. Additionally, Adjusted Revenue includes estimated revenue from contracts acquired with business acquisitions that will not be fully recognized due to business combination rules. Because GAAP accounting rules require the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities.  These non-GAAP adjustments are intended to reflect the full amount of such revenue.

Organic Revenue

We define the term “organic revenue” as revenue excluding the impact from business acquisitions, divestitures, and the effect of foreign currency translation. We use the related term “organic revenue growth/(decline)” to refer to the measure of comparing current period organic revenue with reported revenue of the corresponding period in the prior year. We believe that this non-GAAP measure, when taken together with our GAAP financial measures, allows us and our investors to better measure our performance and evaluate long-term performance trends. Organic revenue growth/(decline) also provides for easier comparisons of our performance with prior and future periods and relative comparisons to our peers. We exclude the effect of foreign currency translation from these measures because foreign currency translation is subject to volatility and can obscure underlying trends. We exclude the effect of acquisitions and divestitures because these activities can vary dramatically between reporting periods and between us and our peers, which we believe makes comparisons of long-term performance trends difficult for management and investors, and could result in overstating or understating to our investors the performance of our operations.

Adjusted Gross Profit and Adjusted Gross Profit Margin

The calculation of Adjusted Gross Profit and Adjusted Gross Profit Margin is displayed in the tables above. Adjusted Gross Profit and Adjusted Gross Profit Margin exclude the JK Lasers business to show only the results of ongoing operations, as the JK Lasers business was sold in April 2015. Adjusted Gross Profit and Adjusted Gross Profit Margin also excludes amortization of acquired intangible assets and revenue and inventory fair value adjustments from business acquisitions because: (1) the amounts are non-cash; (2) the Company cannot influence the timing and amount of future expense recognition; and (3) excluding such expenses provides investors and management better visibility into the components of operating expenses. In addition, the Company excluded inventory related charges associated with a product line closure as these costs occurred outside of the Company’s day-to-day business for the reasons described above in the introductory paragraphs of the “Use of Non-GAAP Financial Measures”.

Adjusted Operating Income from Continuing Operations and Adjusted Operating Margin

The calculation of Adjusted Operating Income from Continuing Operations and Adjusted Operating Margin is displayed in the tables above. Adjusted Operating Income from Continuing Operations and Adjusted Operating Margin exclude amortization of acquired intangible assets and revenue and inventory fair value adjustments related to business acquisitions because: (1) the amounts are non-cash; (2) the Company cannot influence the timing and amount of future expense recognition; and (3) excluding such expenses provides investors and management better visibility into the components of operating expenses.  The Company also excluded restructuring, acquisition and divestiture related costs, CEO transition costs, and inventory related charges associated with a product line closure from Adjusted Operating Income from Continuing Operations and Adjusted Operating Margin due to the significant changes that have occurred outside of the Company’s day-to-day business for the reasons described above in the introductory paragraphs of the “Use of Non-GAAP Financial Measures”.

Adjusted Income from Continuing Operations before Income Taxes

The calculation of Adjusted Income from Continuing Operations before Income Taxes is displayed in the tables above.  The calculation of Adjusted Income from Continuing Operations before Income Taxes excludes amortization of acquired intangible assets and revenue and inventory fair value adjustments related to business acquisitions, restructuring, acquisition and divestiture related costs, CEO transition costs, and inventory related charges associated with a product line closure for the reasons described for Adjusted Operating Income from Continuing Operations and Adjusted Operating Margin above.  In addition, the gain on sale of JK Lasers and the related unrealized foreign exchange loss on the U.S. dollar sales proceeds held by our U.K. subsidiary are excluded to only show the results of our ongoing operations, as the JK Lasers business was sold in April 2015.

Non-GAAP Income Tax Provision (Benefit) and Effective Tax Rate

The Non-GAAP Income Tax Provision (Benefit) and Effective Tax Rate is calculated based on the Adjusted Income from Continuing Operations before Income Taxes by jurisdiction, which contemplates tax rates currently in effect to determine our tax provision. In addition, the Company excluded significant discrete income tax expenses (benefits) related to releases of valuation allowances, benefits or expenses associated with the completion of tax audits, effects of changes in tax laws, effects of acquisition related tax planning actions on our effective tax rate, and the income tax effect of non-GAAP adjustments discussed above.

Adjusted Income from Continuing Operations, Net of Tax

The calculation of Adjusted Income from Continuing Operations, net of tax, is displayed in the tables above.  Because pre-tax income is included in determining income from continuing operations, net of tax, the calculation of Adjusted Income from Continuing Operations, net of tax, also excludes amortization of acquired intangible assets and revenue and inventory fair value adjustments related to business acquisitions, restructuring, acquisition and divestiture related costs, CEO transition costs, inventory related charges associated with a product line closure, the gain on sale of JK Lasers and the related unrealized foreign exchange loss on the U.S. dollar sales proceeds held by our U.K. subsidiary for the reasons described for Adjusted Income from Continuing Operations before Income Taxes. In addition, the Company excluded significant discrete income tax expenses (benefits) related to releases of valuation allowances, benefits or expenses associated with the completion of tax audits, effects of changes in tax laws, effects of acquisition related tax planning actions on our effective tax rate, and the income tax effect of non-GAAP adjustments discussed above.

Adjusted Diluted EPS from Continuing Operations

The calculation of Adjusted Diluted EPS from Continuing Operations is displayed in the tables above.  Because income from continuing operations, net of tax is used in the diluted EPS calculation, the calculation of Adjusted Diluted EPS from Continuing Operations excludes amortization of acquired intangible assets and revenue and inventory fair value adjustments related to business acquisitions, restructuring, acquisition and divestiture related costs, CEO transition costs, inventory related charges associated with a product line closure, the gain on sale of JK Lasers and the related unrealized foreign exchange loss on the U.S. dollar sales proceeds held by our U.K. subsidiary, significant discrete income tax expenses (benefits) related to releases of valuation allowances, benefits or expenses associated with the completion of tax audits, effects of changes in tax laws, effects of acquisition related tax planning actions on our effective tax rate, tax benefit associated with a dividend from the Company’s equity investment, and the income tax effect of non-GAAP adjustments for the reasons described above for Adjusted Income from Continuing Operations, net of tax.

Adjusted EBITDA and Adjusted EBITDA Margin

The Company defines Adjusted EBITDA as the consolidated net income before deducting interest (income) expense, income taxes, depreciation, amortization, non-cash share-based compensation, restructuring, acquisition and divestiture related costs, CEO transition costs, acquisition fair value adjustments, inventory related charges associated with product line closures, and other non-operating income (expense) items, including the gain on the sale of JK Lasers, foreign exchange gains (losses) and earnings from an equity-method investment for the reasons described above in the introductory paragraphs of the “Use of Non-GAAP Financial Measures”. Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of Revenue.

In evaluating Adjusted EBITDA and Adjusted EBITDA Margin, you should be aware that in the future the Company may incur expenses that are the same as, or similar to, some of the adjustments in this presentation.

Net Debt

The Company defines Net Debt as its total debt as reported on the consolidated balance sheet as of the end of the period plus unamortized deferred financing costs and less its cash and cash equivalents. Management uses Net Debt to monitor the Company’s outstanding debt obligations that could not be satisfied by its cash and cash equivalents on hand.

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